CMA MICHIGAN
MUNICIPAL MONEY FUND



Semi-Annual Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                               #16056 -- 9/97



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TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1997, CMA Michigan
Municipal Money Fund paid shareholders a net annualized yield of 3.09%*. As of September 30, 1997, the Fund's 7-day yield was 3.24%.

Economic Environment and
Investment Strategy
The state of Michigan's economy continued to improve during the six months ended September 30, 1997, benefiting from enhanced productivity, a competitive dollar and little increase in prices of goods and services. In addition, Michigan's unemployment rate for August fell to 3.7% as plants reopened after summer breaks and service and construction companies created more jobs. This seasonally adjusted 3.7% is the lowest unemployment rate in Michigan since the Michigan Employment Security Agency began using seasonal adjustments in 1970. The state's retailers also reported an impressive rebound in July and August, producing some of the best numbers of the year. For example, 52% of the state's retailers reported increased year-to-year sales for the month of July. According to the Michigan Retail Index, this was the strongest monthly showing of 1997 and a 7% increase from June's Index. Looking ahead, retailers' July projections for the next three months also rose, with 69% of retailers expecting increased sales during late summer and fall versus 64% in June. US automobile sales also rose 4.9% in August, boosted by hefty incentives from car dealers. Moreover, Detroit recently ranked first among US city exporters. During the past few years, the city has benefited significantly from trade flows between Mexico, Canada and the United States brought on by the North American Free Trade Agreement. Finally, the Michigan Jobs Commission announced in September that it has created a new unit to support the state's 11 tax-exempt Renaissance Zones. In June, Governor John Engler announced a compilation of 28 projects that have already been committed to invest over $128 million to continue to revive these economically distressed areas.

During the six-month period ended September 30, 1997, the Federal Reserve Board held monetary policy steady in response to a continuing stream of favorable inflationary data. However, periods of strong consumer spending kept the US Treasury market somewhat volatile with the yield on the benchmark 30-year Treasury bond trading between 6.30% -- 7.18%. Nonetheless, conditions affecting short-term municipal bonds were quite different. For a majority of the six-month period, yields on one-year fixed-rate notes remained in a much narrower range, trading between 3.80% -- 3.90%. Furthermore, during most of the period yields on variable rate demand obligations considerably outperformed those on fixed-rate issues. The factors contributing to this were an abundance of new variable rate products coming to market along with net outflows from tax-exempt money market funds. For example, during the first half of the six-month period, yields on variable rate products averaged approximately 20 basis points (0.20%) above the yields on one-year fixed-rate notes. Thus, when appropriate, we continued to increase the Fund's concentration in variable rate demand notes to seek to take advantage of the spread as compared to fixed-rate notes.

As the second half of the period began, traditional fixed-rate supply drove up yields on short-term notes to more attractive levels versus their variable counterparts, providing us with a long-awaited opportunity to extend the Fund's maturity. We took advantage of this opportunity in response to the opinion that monetary policy would stay on hold through year-end and that yields on notes purchased during this time would outperform variable rate issues over the next six months. The Fund, which had an average portfolio maturity in the 30-day range by early to mid-July, ended the period in the 55-day range. During the six-month period ended September 30, 1997, the state of Michigan's issuance totaled $863.3 million. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/DARRIN J. SANFILLIPPO
Darrin J. SanFillippo
Vice President and Portfolio Manager

November 3, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.





CMA Michigan Municipal Money Fund
Schedule of Investments as of September 30, 1997                                                                   (in Thousands)

                    Face                                                                                                Value
State              Amount                                        Issue                                                (Note 1a)

Michigan --        $1,375     Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds
95.0%                         (Georgetown Estates Project), VRDN, Series 1997-A, 4.20% due 2/01/2027 (a)               $1,375
                    4,300     Bay City, Michigan, School District, State Aid Notes, 3.73% due 11/25/1997                4,301
                      945     Bedford Township, Michigan, Economic Development Corporation Revenue
                              Bonds, VRDN, 4.25% due 3/01/2010 (a)                                                        945
                    4,500     Beecher, Michigan, Community School District, State Aid Notes, 4.125% due
                              6/30/1998                                                                                 4,506
                    4,500     Berrien County, Michigan, Economic Development Corporation, Economic
                              Development Revenue Bonds (Arlington Corporation Project), VRDN, AMT,
                              4.26% due 9/01/2016 (a)                                                                   4,500
                    4,000     Chelsea, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Bonds (Silver Maples of Chelsea), VRDN, 4.20% due 5/15/2028 (a)                   4,000
                    3,000     Delta County, Michigan, Economic Development Corporation, Environmental
                              Improvement Revenue Bonds, CP, Series B, 3.75% due 10/16/1997                             3,000
                       40     Delta Township, Michigan, Economic Development Corporation, IDR, Refunding
                              (Schottenstein Stores), VRDN, 4.10% due 12/01/1997 (a)                                       40
                              Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (a)(c):
                    3,500     Series SG-64, 4.20% due 7/01/2025                                                         3,500
                    2,000     Series SGB-6, 4.25% due 7/01/2025                                                         2,000
                    2,000     Eagle Tax-Exempt Trust, Custodial Receipts, Michigan, S/F Housing, VRDN,
                              Series B-90, 3.80% due 12/01/1997 (a)                                                     2,000
                    1,255     Farmington Hills, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                              4.10% due 11/01/2010 (a)                                                                  1,255
                    3,000     Fenton, Michigan, Area Public Schools, State Aid Notes, 4.25% due 6/30/1998               3,007
                    2,200     Flint, Michigan, Economic Development Corporation, Economic Development
                              Revenue Bonds (Plastics Research), VRDN, AMT, 4.05% due 9/01/2004 (a)                     2,200
                    9,000     Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                              (Garden City Hospital Obligation), VRDN, Series A, 4.15% due 9/01/2026 (a)                9,000
                    4,500     Garden City, Michigan, School District, State Aid Notes, UT, 4.70% due 4/01/1998          4,515
                    3,400     Genesee County, Michigan, Economic Development Corporation, Limited
                              Obligation, Economic Development Revenue Bonds (MM & E Inc. Project), VRDN,
                              4.05% due 7/01/2005 (a)                                                                   3,400
                    2,300     Georgetown Charter Township, Michigan, IDR, Limited Obligation (J & F Steel
                              Corporation), VRDN, AMT, 4.25% due 2/01/2009 (a)                                          2,300
                    3,325     Grand Rapids, Michigan, Economic Development Corporation, Economic
                              Development Revenue Refunding Bonds (Amway Hotel Corporation Project),
                              VRDN, Series B, 4.15% due 8/01/2017 (a)                                                   3,325
                      555     Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (Calder), VRDN, Series A, 4.15% due 10/01/2011 (a)                  555
                    1,000     Grand Rapids, Michigan, Economic Development Corporation Revenue Bonds
                              (Amway/Grand Plaza Hotel, Facility #1), VRDN, 4.15% due 12/01/2006 (a)                    1,000
                    2,560     Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                              AMT, 4.20% due 7/01/2009 (a)                                                              2,560
                      700     Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                              4% due 1/01/2020 (a)(b)                                                                     700
                      445     Grosse Pointe, Michigan, Public Library, TAN, 4.28% due 4/03/1998                           446
                    3,700     Kent Hospital Finance Authority, Michigan, Hospital Facilities Revenue Bonds
                              (Butterworth Hospital), ACES, Series A, 4.10% due 1/15/2020 (a)                           3,700
                      970     Lenawee County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (The Wyatt Project), VRDN, 4.25% due 5/01/2002 (a)                 970
                    1,000     Marquette County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (Pioneer Laboratories), VRDN, Series B, 4% due
                              6/01/2012 (a)                                                                             1,000
                      450     Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                              Revenue Refunding Bonds (North American Steel Project), VRDN, 4.15% due
                              6/01/1998 (a)                                                                               450
                    1,000     Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                              Bonds (Davenport Collateral Business Project), VRDN, 4.20% due 3/01/2027 (a)              1,000
                              Michigan Municipal Bond Authority Revenue Notes:
                    3,500     RAN, Series C, 4.50% due 9/18/1998                                                        3,520
                    1,750     Series A, 4.75% due 5/01/1998                                                             1,758
                   18,500     Series B, 4.50% due 7/02/1998                                                            18,591
                    2,000     Series D, 5% due 9/18/1998                                                                2,011
                   21,000     Michigan State Building Authority Revenue Notes, CP, Series 1, 3.70% due
                              10/09/1997                                                                               21,000
                    1,000     Michigan State Building Authority Revenue Bonds, Series II, 5.60% due 10/01/1997          1,000
                              Michigan State, HDA, Limited Obligation Revenue Bonds:
                    4,000     (Bloomfield), TEAMS, CP, 3.90% due 10/17/1997                                             4,000
                    1,200     (Laurel Valley), TEAMS, 4% due 12/01/2007 (a)                                             1,200
                    4,000     (Sand Creek Apartments, Phase 1 Project), VRDN, AMT, 4.25% due
                              1/01/2029 (a)                                                                             4,000
                    2,000     (Woodland Meadows Apartments Project), VRDN, AMT, 4.20% due
                              3/01/2013 (a)                                                                             2,000
                    7,000     Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A, 3.70% due
                              12/11/1997                                                                                7,000
                    4,500     Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN, Series B,
                              4.10% due 4/01/2019 (a)                                                                   4,500
                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                    7,500     (AVL North America Inc. Project), 4.05% due 4/01/2011                                     7,500
                      900     (Adaptive Manufacturing L.L.C. Project), AMT, 4.40% due 8/01/2016                           900
                      945     (Akemi Inc. Project), AMT, 4.40% due 3/01/2021                                              945
                    1,600     (Applied Textiles Inc. Project), AMT, 4.25% due 7/01/2008                                 1,600
                      475     (BBPV Project), AMT, Series A-2, 4.20% due 1/01/2014                                        475
                    1,430     (BCM&N Project), AMT, 4.20% due 6/01/2020                                                 1,430
                    2,800     (Baron Drawn Steel), IDR, AMT, 4.25% due 12/01/2006                                       2,800
                    2,500     (Cincinnati Milacron Inc. Project), AMT, 4.25% due 4/15/2005                              2,500
                    3,400     (Dott Industries Inc. Project), AMT, 4.05% due 6/01/2001                                  3,400
                    1,500     (Gollin Block & Supply Company), AMT, 4% due 7/01/2012                                    1,500
                    1,345     (Hercules Drawn Steel Project), AMT, 4.25% due 8/01/2006                                  1,345
                    1,500     (Inalfa-Hollandia Inc. Project), AMT, 4.40% due 5/01/2016                                 1,500
                    2,000     (Ingersoll CM System Inc. Project), AMT, 4.05% due 12/01/2011                             2,000
                      230     (Kay Screen Printing Inc.), AMT, Series A, 4.30% due 1/01/1999                              230
                    3,165     (Monarch Hydraulics Inc. Project), AMT, 4.25% due 7/01/2016                               3,165
                    2,000     (Norbert Industries Inc. Project), AMT, UT, 4% due 4/01/2006                              2,000
                      960     (Nuvar Properties L.L.C. Project), AMT, 4.25% due 7/01/2026                                 960
                    2,300     (Park Realty L.L.C.), AMT, Series A, 4.25% due 9/01/2026                                  2,300
                    1,285     (Perfection Steel Inc. Project), AMT, 4.25% due 3/01/2002                                 1,285
                    4,850     Refunding (Lake Shore Inc.), AMT, 4.25% due 11/01/2019                                    4,850
                      440     Refunding (Park Village Pines Project), 4.15% due 5/01/2006                                 440
                    6,285     (Riverwalk Properties L.L.C. Project), AMT, 4.40% due 8/01/2021                           6,285
                      450     Series C-4, 4.20% due 1/01/2014                                                             450
                    1,250     (TEI Investments L.L.C. Project), AMT, 4.40% due 2/01/2022                                1,250
                    4,425     (Temperance Enterprises Company), AMT, 4.25% due 8/01/2011                                4,425
                    1,540     (Tom Miller Inc. Project), AMT, 4.20% due 12/01/2009                                      1,540
                    2,700     (Universal Tube, Inc. Project), AMT, 4.05% due 8/01/2011                                  2,700
                      450     (Whitehall Industries), AMT, Series A-6, 4.20% due 1/01/2009                                450
                              Michigan State Strategic Fund, PCR, Refunding, VRDN, Series A (a):
                    4,300     (Consumer's Power Project), 4% due 4/15/2018                                              4,300
                    6,700     (General Motors Corporation Project), 4.20% due 4/01/2008                                 6,700
                   11,300     Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds (Grayling
                              Generating Project), VRDN, AMT, 4.20% due 1/01/2014 (a)                                  11,300
                    7,500     Michigan State Trunk Line, FLOATS, VRDN, Series SG-44, 4.20% due
                              11/15/2024 (a)(b)                                                                         7,500
                    2,000     Muskegon County, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Bonds (Baker College), VRDN, 4.20% due 12/01/2021 (a)                  2,000
                    2,200     Niles, Michigan, Community Schools, State Aid Notes, 4.10% due 5/28/1998                  2,203
                    2,000     Oscoda, Michigan, Area Schools District, State Aid Notes, 4.25% due 5/11/1998             2,004
                      185     Sterling Heights, Michigan, Economic Development Corporation, Limited
                              Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN, 4.05%
                              due 12/01/2010 (a)                                                                          185
                              University of Michigan, University Revenue Bonds, VRDN, Series A (a):
                    3,200     (Medical Service Plan), 4% due 12/01/2027                                                 3,200
                    6,900     Refunding (Hospital), 4% due 12/01/2019                                                   6,900
                    7,100     Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                              Metropolitan County), VRDN, AMT, Series A, 4.20% due 12/01/2016 (a)                       7,100
                    5,000     Wyandotte, Michigan, Electric Revenue Refunding Bonds, 7.875% due
                              10/01/1997 (d)(e)                                                                         5,100
                      900     Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                              Bonds (Family One Inc. Project), VRDN, AMT, 4.25% due 11/01/2019 (a)                        900
                                                                                                                  -----------

Puerto Rico --      7,000     Puerto Rico Commonwealth Government Development Bank, CP, 3.50%
4.4%                          due 10/06/1997                                                                            7,000
                    5,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-43, 3.90% due 7/01/2022 (a)(c)                                                 5,000
                                                                                                                  -----------

                              Total Investments (Cost -- $273,747*) -- 99.4%                                          273,747

                              Other Assets Less Liabilities -- 0.6%                                                     1,660
                                                                                                                  -----------

                              Net Assets -- 100.0%                                                                   $275,407
                                                                                                                  ===========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) AMBAC Insured.
 *  Cost for Federal income tax purposes.


Portfolio Abbreviations for CMA Michigan Municipal Money Fund
ACESSM  Adjustable Convertible Extendable Securities     PCR    Pollution Control Revenue Bonds
AMT     Alternative Minimum Tax (subject to)             RAN    Revenue Anticipation Notes
CP      Commercial Paper                                 S/F    Single-Family
FLOATS  Floating Rate Securities                         TAN    Tax Anticipation Notes
HDA     Housing Development Authority                    TEAMS  Tax-Exempt Adjustable Municipal Securities
IDR     Industrial Development Revenue Bonds             UT     Unlimited Tax
M/F     Multi-Family                                     VRDN   Variable Rate Demand Notes
MSTR    Municipal Securities Trust Receipts

See Notes to Financial Statements.







CMA Michigan Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 1997

Assets:
Investments, at value (identified cost -- $273,747,152) (Note 1a)                                              $273,747,152
Cash                                                                                                                 93,186
Receivables:
Interest                                                                                    $1,787,658
Securities sold                                                                                 21,892            1,809,550
                                                                                        --------------
Prepaid registration fees and other assets (Note 1d)                                                                 10,408
                                                                                                             --------------
Total assets                                                                                                    275,660,296
                                                                                                             --------------

Liabilities:
Payables:
Investment adviser (Note 2)                                                                    122,663
Distributor (Note 2)                                                                            65,142              187,805
                                                                                        --------------
Accrued expenses and other liabilities                                                                               65,589
                                                                                                             --------------
Total liabilities                                                                                                   253,394
                                                                                                             --------------

Net Assets                                                                                                     $275,406,902
                                                                                                             ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                      $27,556,228
Paid-in capital in excess of par                                                                                248,006,050
Accumulated realized capital losses -- net (Note 4)                                                                (155,376)
                                                                                                             --------------
Net Assets -- Equivalent to $1.00 per share based on 275,562,278 shares of
beneficial interest outstanding                                                                                $275,406,902
                                                                                                             ==============

See Notes to Financial Statements.






CMA Michigan Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                         $5,246,306

Expenses:
Investment advisory fees (Note 2)                                                             $689,981
Distribution fees (Note 2)                                                                     169,068
Transfer agent fees (Note 2)                                                                    28,325
Accounting services (Note 2)                                                                    25,897
Professional fees                                                                               24,625
Registration fees (Note 1d)                                                                     19,488
Custodian fees                                                                                  13,234
Printing and shareholder reports                                                                 5,629
Pricing fees                                                                                     3,874
Trustees' fees and expenses                                                                      1,147
Other                                                                                            1,705
                                                                                        --------------
Total expenses                                                                                                      982,973
                                                                                                             --------------
Investment income -- net                                                                                          4,263,333

Realized Loss on Investments -- Net (Note 1c)                                                                        (5,035)
                                                                                                             --------------
Net Increase in Net Assets Resulting from Operations                                                             $4,258,298
                                                                                                             ==============

See Notes to Financial Statements.






CMA Michigan Municipal Money Fund
Statements of Changes in Net Assets
                                                                                          For the Six            For the
                                                                                          Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1997      March 31, 1997
Operations:
Investment income -- net                                                                    $4,263,333           $7,159,379
Realized loss on investments -- net                                                             (5,035)             (18,304)
                                                                                        --------------       --------------
Net increase in net assets resulting from operations                                         4,258,298            7,141,075
                                                                                        --------------       --------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                                    (4,263,333)          (7,159,379)
                                                                                        --------------       --------------
Net decrease in net assets resulting from dividends to shareholders                         (4,263,333)          (7,159,379)
                                                                                        --------------       --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                           693,810,149        1,149,598,981
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    4,263,469            7,159,224
                                                                                        --------------       --------------
                                                                                           698,073,618        1,156,758,205
Cost of shares redeemed                                                                   (695,631,016)      (1,131,314,536)
                                                                                        --------------       --------------
Net increase in net assets derived from beneficial interest transactions                     2,442,602           25,443,669
                                                                                        --------------       --------------

Net Assets:
Total increase in net assets                                                                 2,437,567           25,425,365
Beginning of period                                                                        272,969,335          247,543,970
                                                                                        --------------       --------------
End of period                                                                             $275,406,902         $272,969,335
                                                                                        ==============       ==============

See Notes to Financial Statements.






CMA Michigan Municipal Money Fund
Financial Highlights
                                                    For the
                                                     Six
The following per share data and ratios have been   Months
derived from information provided in the financial  Ended
statements.                                        Sept. 30,               For the Year Ended March 31,
                                                     1997          1997          1996          1995          1994
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period                  $1.00         $1.00         $1.00         $1.00         $1.00
                                                  ---------     ---------     ---------     ---------     ---------
Investment income -- net                                .02           .03           .03           .03           .02
                                                  ---------     ---------     ---------     ---------     ---------
Total from investment operations                        .02           .03           .03           .03           .02
                                                  ---------     ---------     ---------     ---------     ---------
Less dividends from investment income -- net           (.02)         (.03)         (.03)         (.03)         (.02)
                                                  ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                        $1.00         $1.00         $1.00         $1.00         $1.00
                                                  =========     =========     =========     =========     =========

Total Investment Return                                3.09%*        2.90%         3.12%         2.57%         1.81%
                                                  =========     =========     =========     =========     =========

Ratios to Average Net Assets:
Expenses                                                .71%*         .72%          .73%          .73%          .72%
                                                  =========     =========     =========     =========     =========
Investment income -- net                               3.09%*        2.84%         3.05%         2.54%         1.79%
                                                  =========     =========     =========     =========     =========

Supplemental Data:
Net assets, end of period (in thousands)           $275,407      $272,969      $247,544      $220,171      $236,435
                                                  =========     =========     =========     =========     =========

* Annualized.

  See Notes to Financial Statements.




CMA Michigan Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net
capital loss carryforward of approximately $149,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003 and $33,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



CMA Michigan
Municipal Money Fund

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].